QUARTERLY REPORT
September 30, 2004

Table of Contents
Shareholder Letter
Compounded Annual Total Return
Performance Disclosure
Forward Looking Statement
Investment Portfolio

Dear Shareholder:

Zen Buddhists may enjoy contemplating nothingness; investors do not. Nothing much of interest happened in the last quarter (or last year for that matter). "Boring" is the best adjective to use in describing the returns of the recent past:
	3rd Qtr.	Year to Date

Clipper FundSM	-2.3%	-2.4%

S&P 500	-1.9%	1.5%
Morningstar Large Value	-0.3%	3.2%

Growth as a Contrarian Strategy

    The popular view of investing suggests that growth and value are very different philosophies. In fact, growth is simply one (a very important one) component of the valuation equation. A contrast between today and five years ago illustrates the point.
    Five years ago growth seemed assured for technology companies, particularly those with "dot-com" in their name. No price seemed too high for the stocks of these companies that seemed certain to remake the world and to reward their investors with fabulous profits. Very few paid any dividends worth noting. At that time we bought real estate investment trusts (REITs) with high yields and market prices well below the private transaction values of their properties, i.e., office buildings and apartment buildings were generally much cheaper on Wall Street than on Main Street.
    Now the situation has reversed. The absence of assured growth and the advent of low interest rates have sparked a search for yield among many investors. We have sold most of our REITs whose yields have declined as their stock prices rose. There is a more direct valuation consideration too - many of those stocks no longer are cheap.
    Just as yield becomes more popular, growth becomes more valuable. The same low interest rates which impel the search for yield have a major consequence for a value investor - growth companies are worth more now than they were in an environment of higher interest rates.
    Saying the word "growth" is much easier than finding it. There are some very practical problems in identifying future growth companies as the universe of them becomes depopulated:

  Technology companies, never easy to understand, often turn out to be very cyclical in their profits and very risky in their development of new products or services. Hundreds of once-exciting dot-com companies no longer exist, demonstrating that growth looks much more assured in initial hope than in final result. IBM, once the premier technology growth company, has seen its revenues grow at a mere 1% per year over the last five years.

  Growth through increasing prices is wonderful for companies able to do it. Few can in today's low inflation economy. Some companies that raised prices too aggressively yesterday seem to be having difficulty in coping with the competitive consequences today. Inflation also favored residential real estate, enabling homeowners to experience the pleasure of living in a more expensive neighborhood without enduring the pain of moving from their present one.

    Valuing growth stocks presents a challenge. How long does growth continue and at what rate? That is a hard question to answer. Even small changes in assumed growth estimates produce large changes in value with today's low discount rates which start at the 5% yield currently offered on long-term U.S. treasury bonds. To adapt to this situation, we focus on a range of 20% to 40% discount from intrinsic value rather than our usual point estimate of 30%.
    This does not mean that good growth businesses are impossible to find, only that they are difficult to discover as the ranks of them become thinner with time. Two of the companies we bought this year - Johnson & Johnson and Marsh & McLennan - are growth companies with enough investor concerns to make them cheap. Right now it is uncommonly difficult to find cheap companies of any variety.

 Boredom in Action

    The compulsion to do something does not create a commensurate opportunity to do something intelligent. Two factors -  generally reasonable equity prices and low stock market volatility - combine to create few opportunities for a value investor to buy or sell. As a consequence, our normally low turnover rate has become still lower.
    It was not always (nor will it be) this way. Just two years ago, we found a number of new companies to buy, and there have been many periods where market volatility created opportunity for us. That is not the case today, but we will remain patient (patience is a virtue much easier to preach than to practice) until the opportunities make it worth your while for us to increase our trading activity.

 Where There Is Smoke...

    Fannie Mae is in the news again. Fannie's federal regulator, OFHEO (Office of Federal Housing Enterprise Oversight), recently released a report that was highly critical of Fannie's accounting policies and procedures. This report has been used as the basis for numerous articles attacking Fannie's accounting methods and its senior executives. The initial task is to separate the smoke of media reports from the fire of major damage to the business value. So far the fire looks small but the smoke creates a real problem of its own.
    The size of the fire begins with what the currently stated concerns are not. Those concerns do not focus on whether Fannie is badly managing its basic business of guaranteeing and holding mortgages. The concern focuses on how the company accounts for its business. To date, there is one small accounting adjustment (FAS 91) Fannie will make in the fourth quarter. The possibly more significant issue concerns accounting for the hedges Fannie uses, which involves a long and very complicated accounting standard (FAS 133). Fannie's auditor recently reaffirmed its opinion, but this is likely to be a question which takes time to resolve. Currently the smoke of bad will and bad publicity seems to be a more serious matter than real operational or accounting problems.
    "Kiss the hand you cannot bite" is an Arab maxim Fannie forgot in dealing with OFHEO's Director, Armando Falcon. Fannie's general approach of confrontation with critics was described by Fannie's Vice Chairman Daniel Mudd (himself a former Marine) as "Send in the Marines." Mr. Falcon responded to Fannie's tough tactics by issuing the strong negative report described above. Now Fannie is pursuing a commendable if belated policy of conciliation with its regulators and congressional overseers. The lesson here is an old one - no matter how smart and capable you are, becoming arrogant will come back to bite you.
    As in many controversies, the facts are in flux. The current most likely outcome seems to be a de facto limitation of the ability of both Fannie and Freddie to expand their share of the mortgage market. This creates a moderate reduction in our value, but not a catastrophic one. The stocks of both companies still look cheap to us.

 "Termites and Tornadoes"

    Termites and tornadoes both can bring down your house; they just do it at different speeds. The three financial termites considered here combine to affect the retirement structures of most Americans.
    Our current account deficit of 5% of GDP does not seem like much, and that view is right in the short-term. Consuming more than we produce is like living on a national credit card; the consequences compound only over time. Once a creditor to the rest of the world, we are becoming a growing debtor year by year. This does not change the productive output of our remarkably rich nation, but it does change the owners who benefit from it. A slowly and likely growing share of our output of goods and services will go to provide comfortable retirements for the residents of Tokyo, not Topeka. The virtues of the "ownership society" depend on who the owners are.
    "Deficits don't matter" is the popular and partially correct view of the federal budget. There are times such as recession when federal deficits are helpful. The termite here is not just the growing federal debt (owed to the public) of $4 trillion, which is very manageable in a nation with a GDP of $12 trillion. The problem arises in conjunction with the other federal deficits embedded in social security (a $5 to $10 trillion unfunded liability) and Medicare (another $30 to $60 trillion). Those last numbers are approximate, but there is no doubt they are very large. They derive from what the late Hubert Humphrey called the "politics of joy," i.e., watching the current smiles of the voters who receive entitlements as opposed to the future frowns of the taxpayers who pick up the delayed check.
    The good news for those facing retirement is actuarial - retirees will live a record long time. The bad news is financial - few have saved much gold today for their golden years tomorrow. The nation's personal savings rate is barely positive and far below its long-term norm, and most of that saving is concentrated in a minority of households. Defined benefit pension plans are being terminated and their replacements, self-directed 401Ks, are modest in size. Demography is only part of destiny; being destined to live long is not the same as being destined to live well.
    Financial disaster scenarios rightly should be taken with a grain (or sack) of salt. Few feared disasters come to pass. Some of the present conditions may change (the formal federal budget has gone from a 2% surplus of GDP to a 3% deficit in four years). The most likely outcome for retirees is not a dramatic disaster, but a long, slow erosion of their expectations and entitlements. Economics, the study of scarcity, may be viewed in the future under its traditional title of "the dismal science."

 Sincerely,

/s/ James Gipson Chairman & President	/s/ Michael C. Sandler Co-Manager	/s/ Bruce G. Veaco Co-Manager
/s/ Peter J. Quinn Co-Manager	/s/ Kelly Sueoka Co-Manager

October 12, 2004

Compounded Annual Total Return For the periods ended September 30, 2004
	1 yr	3 yrs	5 yrs	10 yrs	15 yrs	Since Inception
Clipper FundSM	6.5%	6.1%	10.5%	16.0%	13.3%	15.2%
S&P 500	13.9%	4.1%	-1.3%	11.1%	10.5%	12.9%
Morningstar Large Value	17.1%	5.5%	2.7%	9.9%	9.5%	11.7%

Performance Disclosure

Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and currently may be lower or higher than the performance data quoted above.

 The Fund's total returns include reinvestment of dividend and capital gain distributions, but have not been adjusted for any income taxes payable by shareholders on these distributions.

 While PFR believes that the Fund's holdings are value stocks, there can be no assurance that others will consider them as such. Further, investing in value stocks presents the risk that value stocks may fall out of favor with investors and underperform growth stocks during given periods. Because the Clipper Fund is non-diversified, the performance of each holding will have a greater impact on the Fund's total return, and may make the Fund's return more volatile than a more diversified fund. Portfolio holdings are subject to change without notice and are not intended as recommendations of individual stocks.

The S&P 500 Index is a broad-based unmanaged market value weighted measure of common stocks. Index returns include dividends and/or interest income and, unlike Fund returns, do not reflect fees or expenses. In addition, unlike the Fund, which periodically maintains a significant cash position, the S&P 500 is fully invested. The Morningstar Large Value Funds Index comprises those actively managed large value mutual funds monitored by Morningstar; the index is unmanaged and as of September 30, 2004, included 1,106 mutual funds. Investors cannot directly invest in an index.

Forward-Looking Statement Disclosure

As mutual fund managers, one of our responsibilities is to communicate with shareholders in an open and direct manner. In so far as some of our opinions and comments in our letters to shareholders are based on current management expectations, they are considered "forward-looking statements" which may or may not be accurate over the long term. While we believe we have a reasonable basis for our comments and we have confidence in our opinions, actual results may differ materially from those we anticipate. You can identify forward-looking statements by words such as "believe," "expect," "may," "anticipate," and other similar expressions when discussing prospects for particular portfolio holdings and/or the markets, generally. We cannot, however, assure future results and disclaim any obligation to update or alter any forward-looking statements, whether as a result of new information, future events, or otherwise. Further, information provided in this report should not be considered a recommendation to purchase or sell any particular security.

This report is submitted for the general information of the shareholders of the Clipper FundSM. For prospective investors in the Fund, this material must be preceded or accompanied by a prospectus. You may obtain a current copy of the prospectus, which explains management fees, expenses, and risks, by calling 1-800-776-5033 or by visiting Clipper's website (www.clipperfund.com). Please read the prospectus carefully before investing.

Investment Portfolio
September 30, 2004
		(UNAUDITED)
Common Stocks
Shares		Value	%
	Advertising
8,826,000	The Interpublic Group of Companies, Inc.*	$93,467,340	1.4%

	Computer Services
15,755,700	Electronic Data Systems Corporation	305,503,023	4.5%

	Energy
28,310,400	El Paso Corporation	260,172,576	3.8%

	Food & Tobacco
7,207,400	Altria Group Inc.	339,036,096	5.0%
6,617,600	Kraft Foods Inc. Class A	209,910,272	3.1%
4,585,300	UST Inc.	184,604,178	2.7%
2,298,100	The Coca-Cola Company	92,038,905	1.3%
2,407,700	Sara Lee Corporation	55,040,022	0.8%
		880,629,473	12.9%
	Health Care
19,189,400	Tenet Healthcare Corporation*	207,053,626	3.0%
6,410,900	Pfizer Inc.	196,173,540	2.8%
3,749,900	HCA Inc.	143,058,685	2.1%
3,376,800	Wyeth	126,292,320	1.9%
1,775,300	Johnson & Johnson	100,002,649	1.5%
		772,580,820	11.3%
	Industrial & Electrical Equipment
10,215,300	Tyco International Ltd.	313,201,098	4.6%
2,120,000	Pitney Bowes Inc.	93,492,000	1.4%
		406,693,098	6.0%
	Insurance & Financial Services
7,075,200	American Express Company	364,089,792	5.3%
4,673,000	Marsh & McLennan Companies Inc.	213,836,480	3.1%
2,774,160	Old Republic International Corporation	69,437,225	1.0%
		647,363,497	9.4%
	Mortgage Finance
9,882,200	Freddie Mac	644,714,728	9.5%
5,702,300	Fannie Mae	361,525,820	5.3%
		1,006,240,548	14.8%
	Real Estate Investments
1,783,400	Apartment Investment & Management Company	62,026,652	0.9%
1,046,200	Equity Office Properties Trust	28,508,950	0.4%
		90,535,602	1.3%
	Retailing
5,608,100	CVS Corporation	236,269,253	3.5%
8,750,400	The Kroger Co.*	135,806,208	2.0%
6,439,900	Safeway Inc. *	124,354,469	1.8%
		496,429,930	7.3%
	Securities Industry
2,784,400	Merrill Lynch & Co., Inc.	138,440,368	2.0%

	Other
3,706,000	Time Warner Inc.*	59,814,840	0.9%

	Total Common Stocks (Cost $4,820,893,169)	5,157,871,115	75.6%

Short Term Investments

Par Value		Value	%
	US Treasury Bill
$ 1,226,440,000	0.000%, due 11/26/04	1,223,408,240	17.9%
	US Treasury Bill
$ 208,000,000	0.000%, due 02/17/05	206,501,360	3.0%
	State Street Repurchase Agreements
$ 197,103,000	1.25%, dated 09/30/04, due 10/01/04	197,103,000	2.9%
	Federal Home Loan Bank Board Agency Notes
$ 73,050,000	3.625%, due 10/15/04	73,098,067	1.1%
	Federal Farm Credit Bank Agency Notes
$ 32,420,000	3.875%, due 12/15/04	32,550,328	0.5%
	Total Short Term Investments (Cost $1,732,966,890)	1,732,660,995	25.4%

Total Investment Portfolio (Cost $6,553,860,059)		6,890,532,110	101.0%
Cash and Receivables less Liabilities		(71,142,603)	-1.0%
Net Assets (100.0%)		$6,819,389,507	100.0%

* Non-income producing securities.

CLIPPER FUNDSM
9601 Wilshire Boulevard, Suite 800
Beverly Hills, California 90210
Telephone (800) 776-5033
Shareholder Services
& Audio Response (800) 432-2504
Internet: www.clipperfund.com

INVESTMENT ADVISER
Pacific Financial Research, Inc. Internet: www.pfr.biz

DIRECTORS	QUARTERLY REPORT September 30, 2004
F. Otis Booth, Jr.
James H. Gipson
Norman B. Williamson
Professor Lawrence P. McNamee

TRANSFER & DIVIDEND PAYING AGENT
Boston Financial Data Services
Post Office Box 219152
Kansas City, Missouri 64121-9152
(800) 432-2504

Overnight Address
330 W. 9th Street, 4th Fl.
Kansas City, MO 64105

CUSTODIAN
State Street Bank and Trust Company

COUNSEL
Paul, Hastings, Janofsky & Walker LLP

INDEPENDENT AUDITORS
PricewaterhouseCoopers LLP

Investment Company File No. 811-03931

CF3QTR 0904